Federated Investors
World-Class Investment Manager

Federated High Income Bond Fund, Inc.

Established 1977

26TH SEMI-ANNUAL REPORT

September 30, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated High Income Bond Fund, Inc.

President's Message

Dear Fellow Shareholder:

Federated High Income Bond Fund, Inc. was created in 1977, and for the past 25 years, thousands of investors who sought generous income from the high-yield sector1 have received monthly dividends for over 298 consecutive months. On September 30, 2002, the fund's $1.6 billion in assets were invested in 291 carefully selected high-yield issues that spanned the entire spectrum of 39 industry sectors.

The high-yield bond market has experienced a most difficult time over the past three years. Bond prices have declined and defaults have increased. Not a happy time for either high-yield bond managers or shareholders.

We believe there is light at the end of the tunnel. When will we reach the light? When the U.S. economy picks up. High-yield bonds respond like equities, and equities perform well when business does well. We believe an upturn in U.S. business may be near. Meanwhile, the fund's managers seek to maximize the amount of income generated by the fund's security selections. Furthermore, it is important to remember that the high-yield sector has gone through periods like this before, corresponding with the country's overall economic cycle. While a decline in the price of the fund's shares is of concern to both managers and shareholders, it is important to remember the nature of high-yield investing--generous income from a broadly diversified portfolio of high yielding debt issues.

1 Lower-rated bonds typically offer high yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities for default.

This is the fund's 26th Semi-Annual Report, which covers the six-month reporting period from April 1, 2002 to September 30, 2002. It begins with an interview with the fund's portfolio manager, Mark E. Durbiano, Senior Vice President of Federated Investment Management Company. Following his discussions are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's high-yield corporate bond holdings, and third is the publication of the fund's financial statement.

Individual share class total return performance for the six-month reporting period, including income distributions, follows.2

	Net Asset Value Change	Income	Total Return
Class A Shares	$7.68 to $6.92 = (9.90)%	$0.336	(5.67)%
Class B Shares	$7.68 to $6.92 = (9.90)%	$0.309	(6.02)%
Class C Shares	$7.68 to $6.92 = (9.90)%	$0.309	(6.02)%

I would like to call your attention to the illustration of two systematic investment plans shown on pages 8 and 9 of this report. The chart shown on page 9 shows the same dollar amount invested annually for 15 years, thus accumulating shares, followed by a period of +5 years of withdrawal. It is worthwhile to consider the fund's systematic investment program as a way to increase your total number of shares over time. Yes, it takes time, discipline and compounding to build up the accounts, however, the investment results can be attractive.

Thank you for investing a portion of your wealth in Federated High Income Bond Fund, Inc. Your questions, comments, or suggestions about the fund are always welcome.

Very sincerely yours,

J. Christopher Donahue

J. Christopher Donahue
President
November 15, 2002

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (9.90)%, (10.97)%, and (6.92)%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-441-7400.

Mark E. Durbiano

Senior Vice President

Federated Investment Management Company

Investment Review

What is your review of the high-yield bond market over the reporting period?

The six-month reporting period saw continued concern over the strength of the U.S. economy, ongoing sell-offs in the stock market, and a further decline in the value of high-yield bonds. The high-yield bond market substantially underperformed the high-quality bond market during the six months ended September 30, 2002. For example, the Lehman Brothers High Yield Bond Index returned (9.16)%, substantially underperforming the 8.45% return of the Lehman Brothers Aggregate Bond Index,1 a measure of high-quality bond performance. Spreads between the Credit Suisse First Boston High Yield Index2 and comparable duration Treasury securities started the reporting period at 744 basis points and ended at 1,064 basis points. This significant spread increase is an indicator of how bad the reporting period was for the high-yield sector's performance.

What factors contributed to the high-yield market's underperformance?

Several factors are responsible for the poor performance of the high-yield market during the reporting period. Factors that influenced performance were the dramatic decline in equity prices, the corporate governance and integrity issues that continued to be unearthed, concerns about the war with Iraq, and very high default rates for high-yield securities. Given these factors, the bond market experienced a strong "flight to quality," i.e., Treasury issues.

1 Lehman Brothers High Yield Bond Index is an unmanaged index that covers the universe of fixed-rate, publicly issued, non-investment grade debt securities. Lehman Brothers Aggregate Bond Index is an unmanaged index comprising securities from Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Actual investments cannot be made in an index.

2 Credit Suisse First Boston High Yield Index serves as a benchmark to evaluate the performance of low quality bonds. Low quality is defined as those bonds in the range from BBB to CCC and defaults. Morningstar receives and publishes this figure as a monthly total return. Investments cannot be made in an index.

How did Federated High Income Bond Fund, Inc. perform over the reporting period?

The fund achieved strong relative performance for the reporting period as compared to its benchmark and its peers. It substantially outperformed both the Lehman Brothers High Yield Bond Index and its peers in the Lipper High Current Yield Funds category.

The fund's Class A, B, and C Shares had total returns of (5.67)%, (6.02)%, and (6.02)%, respectively, based on net asset value, for the six-month reporting period ended September 30, 2002. In contrast, the Lehman High Yield Bond Index had a return of (9.16)%, and the Lipper High Current Yield Funds category had an average return of (8.10)% for the same period.3

What are the reasons for the fund's outperformance versus its peers and benchmark?

The fund benefited from its overweight position and strong securities selection in the Automotive, Consumer Products and Healthcare sectors. Also, the fund's performance benefited from our decision to be underweight in the poorly performing Airline and Telecommunication sectors.

Specific holdings that delivered standout relative returns for the fund included: NEXTEL Communications (Wireless Communications), Eagle Picher (a diversified conglomerate), GS Escrow Corp. (Financial Services), HCA Healthcare (Healthcare), Amscan Holdings (a provider of gift wrapping paper and other decorative items), and Euramax International (an aluminum fabricator). That's the good news.

The bad news is the Cable TV sector was a relatively weak performer. Also, we were underweight in the Oil and Gas sector, which performed well over the past six months. Specific holdings that hurt performance of the fund included Calpine Corp. in the Utilities sector, NTL, Telewest, and Charter Communications in the Cable TV sector, along with Alamosa PCS and AirGate PCS, Inc. in the Telecommunications and Cellular sector.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated. These figures do not take sales charges into account.

What were the fund's top ten holdings as of September 30, 2002?

Name/Coupon/Maturity	Percentage of Net Assets
NEXTEL Communications, coupon range 0.00% - 10.65%, maturity range 2007 - 2009	3.0%
Allied Waste Industries, Inc., coupon range 7.875% - 10.00%, maturity range 2008 - 2009	2.6%
Charter Communications Holdings Capital Corp., coupon 0.00%, maturity 2011	1.9%
Lear Corp. Sr. Note, 8.11% due 5/15/2009	1.7%
Chancellor Media Corp., coupon range 8.00% - 8.125%, maturity range 2007 - 2008	1.6%
Premier Parks, Inc., coupon range 0% - 9.15%, maturity range 2007 - 2008	1.4%
MGM Grand, Inc., coupon range 8.50% - 9.15%, maturity range 2007 - 2010	1.4%
Georgia-Pacific Corp., coupon range 7.50% - 8.125%, maturity range 2006 - 2011	1.4%
HCA--The Healthcare Corp., coupon range 7.875% - 8.75%, maturity range 2010 - 2011	1.2%
HMH Properties, Inc., coupon range 7.875% - 8.45%, maturity range 2005 - 2008	1.2%
TOTAL	17.4%

What is the fund's sector positioning at the end of the reporting period?

The portfolio has remained overweight in the Food, Consumer Products, Healthcare and Lodging sectors. We continue to like the apparent strength in these sectors and the risk/return opportunities provided by selective issuers. We are underweight in the Telecommunications sector, especially the Wireline subsector, and we are also underweight in the Utility and Technology sectors.

What's your outlook for the high-yield market in the coming months?

As the fourth quarter begins, the high-yield market continues to be influenced by the macro issues that have negatively impacted the equity and high-yield markets since the second quarter of 2002. Stability in the equity markets, a clearer outlook for the economy and a less uncertain geopolitical environment are necessary for better relative high-yield returns.

The real question is not if the U.S. economy and high-yield bonds will recover. The real question is when they will recover.

Should investors consider adding to their account at this time?

Yes. Your fund provides broad diversification in the high-yield bond market, and an excellent way to add to your share account is buying shares regularly (monthly, quarterly or annually). For this reason, we have included illustrations in this report of the benefit of annually investing over a period of years. Please review the illustrations and see its benefits (pages 7, 8, and 9).

Income does matter, and your fund has paid monthly dividends since inception. That's a long period of time, and furthermore, we appreciate the loyalty of our shareholders.

Three Ways You May Seek to Invest for Success:

STRATEGY #1--With a lump sum investment of $60,000 in the Class A Shares of Federated High Income Bond Fund, Inc. on 9/30/82, reinvesting your dividends, capital gains and no redemption of shares, your account would have been worth $344,826 on 9/30/02, with a 9.14%1 average annual total return.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding dividends.

As of 9/30/02, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were (2.46)%, (2.26)% and 4.61%, respectively. Class B Shares' average annual 1-year, 5-year, and since inception (9/28/94) total returns were (3.74)%, (2.34)%, and 3.46%, respectively. Class C Shares' average annual 1-year, 5-year, and since inception (5/1/93) total returns were 0.42%, (2.09)%, and 3.65%, respectively.2

1 Total return represents the change in the value of an investment in Class A Shares after reinvesting all income and capital gains, and takes into account the 4.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 4.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; and Class C Shares, 1.00% contingent deferred sales charge.

STRATEGY #2--With a systematic investment plan, if you had started investing $3,000 annually in the Class A Shares of Federated High Income Bond Fund, Inc. on 9/30/82, reinvesting your dividends, capital gains and no redemption of shares, your account would have reached a total value of $136,9251 by 9/30/02, though you would have invested only $60,000. You would have earned an average annual total return of 7.47% over the life of this systematic investment plan.

This practical systematic investment plan helps you pursue a high level of income through high-yield corporate bonds. Note that you did not commit a large sum of money to the bond market at any one time, and you have reinvested monthly income. Your dollars accumulated shares over time and as of 9/30/02, you would have owned 19,066 shares, which will pay you monthly income into the future. This plan allows the investor to buy shares at low and high prices, and use the bond market's volatility to their advantage. You can take it one step at a time.

1 Past performance is no guarantee of future results. This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

STRATEGY #3 combines a systematic investment plan with an automatic withdrawal program for Federated High Income Bond Fund, Inc. Class A Shares. This is a sensible approach to investing which allows shareholders to accumulate fund shares over a long period of time (in this illustration $4,000 annually for 15 years) and then enjoy a withdrawal period with monthly income to the investor for a period of time (in this illustration $500 per month for over five years). During the 15-year accumulation period, $60,000 in total was invested. From 1/31/97 through 9/30/02, a total of $34,500 was paid to the investor, and the ending value of the account on 9/30/02 was $131,938.1 This represents an 8.27% average annual total return over the life of this investment plan.

Note that in this investment plan the shareholder did not commit a large sum of money to the bond market at any one time, and has reinvested monthly income during the accumulation period. The $60,000 investment was worth $157,867 on 12/31/96. During the withdrawal period, the shareholder elected to withdraw $500 per month as income for a total of $34,500. Again, this plan allows the investor to buy shares at low and high prices, and use the bond market's volatility to their advantage.

1 This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results. Income may be subject to the federal alternative minimum tax and state and local taxes. Upon redemption, any capital gains are subject to taxes.

Portfolio of Investments

September 30, 2002 (unaudited)

Principal Amount			Value
		CORPORATE BONDS--94.4%
		Aerospace & Defense--0.5%
$1,825,000		Alliant Techsystems, Inc., Sr. Sub. Note, 8.50%, 5/15/2011	$1,948,188
5,569,000		Anteon Corp., Sr. Sub. Note, 12.00%, 5/15/2009	6,042,365
2,200,000	[1,2]	Condor Systems, Inc., Sr. Sub. Note (Series B), 11.875%, 5/1/2009	495,000

		TOTAL	8,485,553

		Automotive--3.9%
2,325,000		Accuride Corp., Sr. Sub. Note (Series B), 9.25%, 2/1/2008	1,476,375
7,250,000		American Axle & Manufacturing, Inc., Company Guarantee, 9.75%, 3/1/2009	7,757,500
4,725,000		Arvin Industries, Inc., Note, 7.125%, 3/15/2009	4,824,886
4,250,000		Arvinmeritor, Inc., Note, 8.75%, 3/1/2012	4,627,782
6,575,000		Collins & Aikman Products Co., Sr. Note, 10.75%, 12/31/2011	6,427,062
3,100,000		Collins & Aikman Products Co., Sr. Sub. Note, 11.50%, 4/15/2006	2,991,500
24,925,000		Lear Corp., Sr. Note, 8.11%, 5/15/2009	26,046,625
6,425,000		Stoneridge, Inc., Company Guarantee, 11.50%, 5/1/2012	6,649,875

		TOTAL	60,801,605

		Banking--0.5%
6,650,000		GS Escrow Corp., Sr. Note, 7.125%, 8/1/2005	7,158,525

		Beverage & Tobacco--0.7%
5,000,000		Constellation Brands, Inc., Sr. Sub. Note, 8.125%, 1/15/2012	5,150,000
1,000,000		Cott Beverages, Inc., Sr. Sub. Note, 8.00%, 12/15/2011	1,030,000
1,250,000		Dimon, Inc., Sr. Note, 8.875%, 6/1/2006	1,250,000
2,550,000		Dimon, Inc., Sr. Note (Series B), 9.625%, 10/15/2011	2,664,750

		TOTAL	10,094,750

		Broadcast Radio & TV--3.8%
8,075,000		ACME Television LLC, Company Guarantee (Series B), 10.875%, 9/30/2004	7,994,250
10,825,000		Chancellor Media Corp., Company Guarantee, 8.00%, 11/1/2008	11,285,062
13,375,000		Chancellor Media Corp., Sr. Sub. Note, 8.125%, 12/15/2007	13,776,250
4,850,000		Liberty Media Corp., Sr. Note, 7.75%, 7/15/2009	5,095,070
3,000,000		Lin Television Corp., Company Guarantee, 8.00%, 1/15/2008	3,112,500
4,556,000		Loral Cyberstar, Inc., Company Guarantee, 10.00%, 7/15/2006	1,845,180
10,750,000	[2,3]	PanAmSat Corp., Sr. Note, 8.50%, 2/1/2012	8,922,500
5,950,000		Sinclair Broadcast Group, Inc., Sr. Sub. Note, 9.00%, 7/15/2007	6,128,500
5,275,000		XM Satellite Radio, Inc., Sr. Note, 14.00%, 3/15/2010	2,241,875

		TOTAL	60,401,187

Principal Amount			Value
		CORPORATE BONDS--continued
		Building & Development--2.0%
$5,850,000		American Builders & Contractors Supply Co. Inc., Sr. Sub. Note, 10.625%, 5/15/2007	$6,113,250
3,425,000	[2,3]	Associated Materials, Inc., Sr. Sub. Note, 9.75%, 4/15/2012	3,544,875
2,775,000	[2,3]	Collins & Aikman Floorcoverings, Inc., Sr. Sub. Note, 9.75%, 2/15/2010	2,830,500
6,900,000		NCI Building System, Inc., Sr. Sub. Note (Series B), 9.25%, 5/1/2009	7,003,500
3,675,000		Nortek, Inc., Sr. Note, 9.125%, 9/1/2007	3,711,750
8,050,000		WCI Communities, Inc., Sr. Sub. Note, 10.625%, 2/15/2011	7,929,250

		TOTAL	31,133,125

		Business Equipment & Services--1.6%
9,150,000		Buhrmann U.S., Inc., Sr. Sub. Note, 12.25%, 11/1/2009	9,333,000
3,950,000		Global Imaging Systems, Inc., Sr. Sub. Note, 10.75%, 2/15/2007	3,969,750
14,125,000	[2,3]	Xerox Corp., Sr. Note, 9.75%, 1/15/2009	11,300,000

		TOTAL	24,602,750

		Cable Television--6.0%
2,500,000		CSC Holdings, Inc., Deb. (Series B), 8.125%, 8/15/2009	2,062,500
1,000,000		CSC Holdings, Inc., Sr. Note, 7.25%, 7/15/2008	825,000
4,725,000		CSC Holdings, Inc., Sr. Note, 7.875%, 12/15/2007	3,898,125
2,300,000		CSC Holdings, Inc., Sr. Note, 8.125%, 7/15/2009	1,897,500
3,850,000		CSC Holdings, Inc., Sr. Sub. Deb., 9.875%, 2/15/2013	3,022,250
27,800,000	[4]	Charter Communications Holdings Capital Corp., Sr. Disc. Note, 0/9.92%, 4/1/2011	13,205,000
16,650,000	[4]	Charter Communications Holdings Capital Corp., Sr. Disc. Note, 0/11.75%, 5/15/2011	5,577,750
32,125,000	[4]	Charter Communications Holdings Capital Corp., Sr. Disc. Note, 0/13.50%, 1/15/2011	10,922,500
5,725,000	[1,4]	Diamond Cable Communications PLC, Sr. Disc. Note, 0/10.75%, 2/15/2007	772,875
3,750,000	[1,4]	Diamond Cable Communications PLC, Sr. Disc. Note, 0/13.25%, 9/30/2004	506,250
14,425,000		Echostar Broadband Corp., Sr. Note, 10.375%, 10/1/2007	14,280,750
5,150,000		Echostar DBS Corp., Sr. Note, 9.375%, 2/1/2009	4,969,750
450,000	[1,4]	International Cabletel, Inc., Sr. Note, 0/11.50%, 2/1/2006	69,750
6,250,000	[1,4]	International Cabletel, Inc., Sr. Note, 0/12.75%, 4/15/2005	1,031,250
4,900,000		Lenfest Communications, Inc., Sr. Sub. Note, 8.25%, 2/15/2008	4,826,500
2,475,000		Lenfest Communications, Inc., Sr. Sub. Note, 10.50%, 6/15/2006	2,462,625
16,075,000	[1,4]	NTL, Inc., Sr. Note, 0/9.75%, 4/1/2008	2,170,125
7,775,000	[1,4]	NTL, Inc., Sr. Note, 0/12.375%, 10/1/2008	971,875
Principal Amount			Value
		CORPORATE BONDS--continued
		Cable Television--continued
$9,625,000	[4]	Pegasus Communications Corp., Sr. Disc. Note, 0/13.50%, 3/1/2007	$2,646,875
7,000,000	[4]	Quebecor Media Inc., Sr. Disc. Note, 0/13.75%, 7/15/2011	3,185,000
4,950,000		Quebecor Media Inc., Sr. Note, 11.125%, 7/15/2011	4,034,250
6,500,000		Rogers Cablesystems Ltd., Company Guarantee, 11.00%, 12/1/2015	6,597,500
17,200,000	[4]	TeleWest PLC, Sr. Disc. Deb., 0/11.00%, 10/1/2007	2,838,000
1,825,000		TeleWest PLC, Sr. Note, 11.25%, 11/1/2008	301,125
12,900,000	[1,4]	UIH Australia/Pacific, Sr. Disc. Note (Series B), 0/14.00%, 5/15/2006	161,250
15,840,000	[1,4]	United Pan-Europe Communications NV, Sr. Disc. Note (Series B), 0/12.50%, 8/1/2009	712,800
5,400,000	[1,4]	United Pan-Europe Communications NV, Sr. Disc. Note (Series B), 0/13.375%, 11/1/2009	243,000

		TOTAL	94,192,175

		Chemicals & Plastics--3.2%
4,650,000		Compass Minerals Group, Inc., Sr. Sub. Note, 10.00%, 8/15/2011	4,952,250
4,550,000		Equistar Chemicals LP, Sr. Note, 10.125%, 9/1/2008	4,163,250
1,850,000	[2,3]	Foamex LP, Sr. Secd. Note, 10.75%, 4/1/2009	1,674,250
4,000,000		Foamex LP, Sr. Sub. Note, 9.875%, 6/15/2007	3,060,000
6,825,000		Foamex LP, Sr. Sub. Note, 13.50%, 8/15/2005	6,040,125
4,350,000		General Chemical Industrial Products, Inc., Sr. Sub. Note, 10.625%, 5/1/2009	3,436,500
9,525,000		Huntsman ICI Chemicals LLC, Sr. Sub. Note, 10.125%, 7/1/2009	8,143,875
1,425,000		Lyondell Chemical Co., Sr. Secd. Note, 9.50%, 12/15/2008	1,289,625
1,150,000		Lyondell Chemical Co., Sr. Secd. Note (Series A), 9.625%, 5/1/2007	1,086,750
14,550,000		Lyondell Chemical Co., Sr. Sub. Note, 10.875%, 5/1/2009	12,149,250
7,700,000		Texas Petrochemicals Corp., Sr. Sub. Note, 11.125%, 7/1/2006	5,043,500

		TOTAL	51,039,375

		Clothing & Textiles--1.2%
6,025,000	[1,2]	Dyersburg Corp., Company Guarantee, 9.75%, 9/1/2007	30,727
8,425,000		GFSI, Inc., Sr. Sub. Note, 9.625%, 3/1/2007	6,782,125
7,075,000	[1,2]	Glenoit Corp., Sr. Sub. Note, 11.00%, 4/15/2007	71
4,700,000	[2,3]	Russell Corp., Sr. Note, 9.25%, 5/1/2010	4,911,500
7,075,000		William Carter Co., Sr. Sub. Note, 10.875%, 8/15/2011	7,782,500

		TOTAL	19,506,923

Principal Amount			Value
		CORPORATE BONDS--continued
		Conglomerates--0.6%
$11,950,000		Eagle Picher Industries, Inc., Sr. Sub. Note, 9.375%, 3/1/2008	$9,440,500

		Consumer Products--7.2%
13,400,000		Albecca, Inc., Company Guarantee, 10.75%, 8/15/2008	14,622,750
3,550,000	[2,3]	Alltrista Corp., Sr. Sub. Note, 9.75%, 5/1/2012	3,567,750
7,825,000		American Achievement Corp., Sr. Note, 11.625%, 1/1/2007	7,942,375
5,325,000		American Greetings Corp., Sr. Sub. Note, 11.75%, 7/15/2008	5,777,625
2,625,000		American Safety Razor Co., Sr. Note, 9.875%, 8/1/2005	2,257,500
6,550,000		Amscan Holdings, Inc., Sr. Sub. Note, 9.875%, 12/15/2007	5,927,750
3,675,000		Armkel Finance, Inc., Sr. Sub. Note, 9.50%, 8/15/2009	3,895,500
1,665,000		Boyds (The) Collection Ltd., Sr. Sub. Note (Series B), 9.00%, 5/15/2008	1,673,325
8,650,000		Chattem, Inc., Sr. Sub. Note, 8.875%, 4/1/2008	8,779,750
2,375,000	[1,4]	Diamond Brands, Inc., Deb., 0/12.875%, 4/15/2009	83,125
1,400,000	[1]	Diamond Brands Operating Corp., Sr. Sub. Note, 10.125%, 4/15/2008	49,000
3,675,000	[2,3]	ICON Health & Fitness, Inc., Sr. Sub. Note, 11.25%, 4/1/2012	3,583,125
7,325,000		Jostens, Inc., Sr. Sub. Note, 12.75%, 5/1/2010	8,350,500
7,500,000		Levi Strauss & Co., Sr. Note, 11.625%, 1/15/2008	6,187,500
4,550,000	[2,3]	PCA International, Inc., Sr. Note, 11.875%, 8/1/2009	4,663,750
7,875,000		Playtex Products, Inc., Company Guarantee, 9.375%, 6/1/2011	8,505,000
8,500,000		Revlon Consumer Products Corp., Sr. Sub. Note, 8.625%, 2/1/2008	3,187,500
3,350,000		Sealy Mattress Co., Sr. Sub. Note, 9.875%, 12/15/2007	2,713,500
3,025,000	[1,2]	Sleepmaster LLC, Sr. Sub. Note (Series B), 11.00%, 5/15/2009	650,375
5,190,000		True Temper Sports, Inc., Sr. Sub. Note (Series B), 10.875%, 12/1/2008	5,423,550
9,450,000		United Industries Corp., Sr. Sub. Note (Series B), 9.875%, 4/1/2009	9,497,250
6,975,000		Volume Services America, Inc., Sr. Sub. Note, 11.25%, 3/1/2009	6,661,125

		TOTAL	113,999,625

		Container & Glass Products--3.6%
2,800,000		Berry Plastics Corp., Company Guarantee, 10.75%, 7/15/2012	2,912,000
3,525,000		Graham Packaging Co., Sr. Sub. Note, 8.75%, 1/15/2008	3,260,625
2,750,000		Graham Packaging Co., Company Guarantee, Floating Rate Note, 5.545%, 1/15/2008	2,213,750
3,100,000	[2,3]	Greif Brothers Corp., Sr. Sub. Note, 8.875%, 8/1/2012	3,162,000
6,675,000		Huntsman Packaging Corp., Sr. Sub. Note, 13.00%, 6/1/2010	6,441,375
1,875,000		Owens-Brockway Glass Container, Inc., Sr. Secd. Note, 8.875%, 2/15/2009	1,903,125
6,850,000		Owens-Illinois, Inc., Sr. Note, 7.15%, 5/15/2005	6,404,750
3,000,000		Owens-Illinois, Inc., Sr. Note, 7.35%, 5/15/2008	2,625,000
Principal Amount			Value
		CORPORATE BONDS--continued
		Container & Glass Products--continued
$1,450,000		Owens-Illinois, Inc., Sr. Note, 7.85%, 5/15/2004	$1,384,750
8,375,000		Owens-Illinois, Inc., Sr. Note, 8.10%, 5/15/2007	7,830,625
3,400,000		Plastipak Holdings, Sr. Note, 10.75%, 9/1/2011	3,621,000
4,300,000		Pliant Corp., Sr. Sub. Note, 13.00%, 6/1/2010	4,149,500
765,225	[2,3]	Russell Stanley Holdings, Inc., Sr. Sub. Note, 9.00%, 11/30/2008	575,832
10,900,000	[2,3]	Tekni-Plex, Inc., Sr. Sub. Note, 12.75%, 6/15/2010	10,736,500

		TOTAL	57,220,832

		Ecological Services & Equipment--2.9%
3,750,000		Allied Waste North America, Inc. Company Guarantee (Series B), 8.875%, 4/1/2008	3,618,750
21,800,000		Allied Waste North America, Inc., Sr. Note, 7.875%, 1/1/2009	20,165,000
18,725,000		Allied Waste North America, Inc., Sr. Sub. Note, 10.00%, 8/1/2009	17,320,625
4,175,000		Synagro Technologies, Inc., Sr. Sub. Note, 9.50%, 4/1/2009	4,352,437

		TOTAL	45,456,812

		Electronics--1.2%
6,075,000		Fairchild Semiconductor Corp., Sr. Sub. Note, 10.375%, 10/1/2007	6,287,625
6,125,000		Ingram Micro, Inc., Sr. Sub. Note, 9.875%, 8/15/2008	6,278,125
7,400,000	[2,3]	Seagate Technology HDD Holdings, Sr. Note, 8.00%, 5/15/2009	6,956,000

		TOTAL	19,521,750

		Food & Drug Retailers--0.1%
2,375,000		Community Distributors, Inc., Sr. Note, 10.25%, 10/15/2004	1,531,875

		Food Products--3.9%
8,400,000		Agrilink Foods, Inc., Company Guarantee, 11.875%, 11/1/2008	8,904,000
6,300,000	[2,3]	American Seafoods Group LLC, Sr. Sub. Note, 10.125%, 4/15/2010	6,300,000
3,650,000		B&G Foods, Inc., Sr. Sub. Note 9.625%, 8/1/2007	3,732,125
9,725,000		Del Monte Corp., Company Guarantee (Series B), 9.25%, 5/15/2011	9,773,625
7,025,000		Eagle Family Foods, Inc., Company Guarantee, 8.75%, 1/15/2008	4,952,625
6,500,000		Land O'Lakes, Inc., Sr. Note, 8.75%, 11/15/2011	3,672,500
7,575,000		Michael Foods, Inc., Sr. Sub. Note, 11.75%, 4/1/2011	8,351,437
6,225,000		New World Pasta Co., Sr. Sub. Note, 9.25%, 2/15/2009	5,913,750
2,850,000		Pilgrim's Pride Corp., Sr. Note, 9.625%, 9/15/2011	2,721,750
3,075,000		Smithfield Foods, Inc., Sr. Note (Series B), 8.00%, 10/15/2009	3,044,250
775,000		Smithfield Foods, Inc., Sr. Sub. Note, 7.625%, 2/15/2008	744,000
3,075,000	[2,3]	Swift & Co., Sr. Note, 10.125%, 10/1/2009	2,829,000

		TOTAL	60,939,062

Principal Amount			Value
		CORPORATE BONDS--continued
		Food Services--1.2%
$5,200,000		Advantica Restaurant Group, Inc., Sr. Note, 11.25%, 1/15/2008	$3,952,000
4,075,000	[2,3]	Buffets, Inc., Sr. Sub. Note, 11.25%, 7/15/2010	4,136,125
8,250,000		Carrols Corp., Sr. Sub. Note, 9.50%, 12/1/2008	7,796,250
3,300,000		Domino's, Inc., Company Guarantee, 10.375%, 1/15/2009	3,564,000

		TOTAL	19,448,375

		Forest Products--3.4%
9,350,000		Georgia-Pacific Corp., Note, 7.50%, 5/15/2006	7,854,000
16,675,000		Georgia-Pacific Corp., Sr. Note, 8.125%, 5/15/2011	13,840,250
4,775,000	[2,3]	Jefferson Smurfit Corp., Sr. Note, 8.25%, 10/1/2012	4,798,875
6,100,000	[2,3]	MDP Acquisitions PLC, Sr. Note, 9.625%, 10/1/2012	6,130,500
3,250,000	[2,3]	MDP Acquisitions PLC, Unit, 15.50%, 10/1/2013	3,266,250
7,225,000		Riverwood International Corp., Sr. Note, 10.625%, 8/1/2007	7,477,875
2,775,000		Riverwood International Corp., Sr. Sub. Note, 10.875%, 4/1/2008	2,830,500
7,700,000		Stone Container Corp., Sr. Note, 9.75%, 2/1/2011	7,969,500

		TOTAL	54,167,750

		Gaming--6.0%
4,750,000		Boyd Gaming Corp., Sr. Sub. Note, 8.75%, 4/15/2012	4,940,000
4,175,000		Coast Hotels & Casinos, Inc., Company Guarantee, 9.50%, 4/1/2009	4,362,875
7,800,000		Harrah's Operating Co., Inc., Company Guarantee, 7.875%, 12/15/2005	8,248,500
4,150,000		Isle of Capri Casinos, Inc., Company Guarantee, 9.00%, 3/15/2012	4,284,875
1,975,000		MGM Mirage, Inc., Sr. Note, 8.50%, 9/15/2010	2,098,437
18,125,000		MGM Mirage, Inc., Sr. Sub. Note, 9.75%, 6/1/2007	19,801,562
6,750,000		Mandalay Resort Group, Sr. Sub. Note, 9.375%, 2/15/2010	7,121,250
10,575,000		Mandalay Resort Group, Sr. Sub. Note, 10.25%, 8/1/2007	11,473,875
8,225,000		Park Place Entertainment Corp., Sr. Sub. Note, 7.875%, 3/15/2010	8,307,250
7,650,000		Park Place Entertainment Corp., Sr. Sub. Note, 8.125%, 5/15/2011	7,803,000
2,250,000		Park Place Entertainment Corp., Sr. Sub. Note, 9.375%, 2/15/2007	2,385,000
3,700,000		Penn National Gaming, Inc., Company Guarantee, 11.125%, 3/1/2008	4,014,500
3,775,000		Sun International Hotels Ltd., Sr. Sub. Note, 8.875%, 8/15/2011	3,775,000
6,425,000	[2,3]	Venetian Casino/LV Sands, 2nd Mtg. Note, 11.00%, 6/15/2010	6,264,375

		TOTAL	94,880,499

		Health Care--7.5%
3,875,000		Advanced Medical Optics, Inc., Sr. Sub. Note, 9.25%, 7/15/2010	3,836,250
1,050,000		Alaris Medical Systems, Company Guarantee, 9.75%, 12/1/2006	1,008,000
5,875,000		Alaris Medical Systems, Sr. Secd. Note (Series B), 11.625%, 12/1/2006	6,433,125
Principal Amount			Value
		CORPORATE BONDS--continued
		Health Care--continued
$10,125,000		Alliance Imaging, Inc., Sr. Sub. Note, 10.375%, 4/15/2011	$10,884,375
10,225,000		CONMED Corp., Sr. Sub. Note, 9.00%, 3/15/2008	10,378,375
3,600,000	[2,3]	Extendicare Health Services, Inc., Sr. Note, 9.50%, 7/1/2010	3,672,000
12,625,000		Fisher Scientific International, Inc., Sr. Sub. Note, 9.00%, 2/1/2008	13,066,875
6,725,000		HCA - The Healthcare Corp., Note, 8.75%, 9/1/2010	7,685,801
10,525,000		HCA - The Healthcare Corp., Sr. Note, 7.875%, 2/1/2011	11,466,040
1,875,000		Hanger Orthopedic Group, Inc., Sr. Note, 10.375%, 2/15/2009	1,996,875
9,350,000		Hanger Orthopedic Group, Inc., Sr. Sub. Note, 11.25%, 6/15/2009	9,724,000
3,815,000		Hudson Respiratory Care, Inc., Sr. Sub. Note, 9.125%, 4/15/2008	1,545,075
13,950,000		Kinetic Concepts, Inc., Company Guarantee, 9.625%, 11/1/2007	13,671,000
4,350,000	[2,3]	Magellan Health Services, Inc., Sr. Note, 9.375%, 11/15/2007	3,066,750
5,300,000		Magellan Health Services, Inc., Sr. Sub. Note, 9.00%, 2/15/2008	1,298,500
1,775,000	[2,3]	Sybron Dental Specialties, Inc., Sr. Sub. Note, 8.125%, 6/15/2012	1,770,562
4,000,000		Triad Hospitals, Inc., Company Guarantee (Series B), 8.75%, 5/1/2009	4,240,000
4,650,000		US Oncology, Inc., Sr. Sub. Note, 9.625%, 2/1/2012	4,603,500
4,325,000		Vanguard Health Systems, Sr. Sub. Note, 9.75%, 8/1/2011	4,303,375
150,000		Ventas Realty LP, Company Guarantee, 8.75%, 5/1/2009	153,750
3,500,000		Ventas Realty LP, Sr. Note, 9.00%, 5/1/2012	3,605,000

		TOTAL	118,409,228

		Hotels, Motels & Inns--5.5%
4,800,000		Courtyard by Marriott II LP, Sr. Note, 10.75%, 2/1/2008	4,824,000
3,000,000		Felcor Lodging LP, Company Guarantee, 9.50%, 9/15/2008	2,985,000
2,825,000		Felcor Lodging LP, Sr. Note, 8.50%, 6/1/2011	2,627,250
10,325,000		Florida Panthers Holdings, Inc., Company Guarantee, 9.875%, 4/15/2009	10,738,000
1,000,000		HMH Properties, Inc., Sr. Note (Series A), 7.875%, 8/1/2005	985,000
10,550,000		HMH Properties, Inc., Sr. Note (Series B), 7.875%, 8/1/2008	10,286,250
8,050,000		HMH Properties, Inc., Sr. Note (Series C), 8.45%, 12/1/2008	7,808,500
4,050,000		Hilton Hotels Corp., Note, 7.625%, 5/15/2008	4,075,312
5,625,000		Hilton Hotels Corp., Sr. Note, 8.25%, 2/15/2011	5,779,687
9,450,000		ITT Corp., Unsecd. Note, 6.75%, 11/15/2005	9,107,437
1,625,000		MeriStar Hospitality Corp., Sr. Note, 9.00%, 1/15/2008	1,470,625
5,400,000		MeriStar Hospitality Corp., Sr. Note, 9.125%, 1/15/2011	4,806,000
2,700,000		MeriStar Hospitality Corp., Sr. Note, 10.50%, 6/15/2009	2,578,500
2,775,000		RFS Partnership LP, Sr. Note, 9.75%, 3/1/2012	2,788,875
1,650,000	[2,3]	Starwood Hotels & Resorts Worldwide, Inc., Note, 7.375%, 5/1/2007	1,602,563
13,900,000	[2,3]	Starwood Hotels & Resorts Worldwide, Inc., Note, 7.875%, 5/1/2012	13,622,000

		TOTAL	86,084,999

Principal Amount			Value
		CORPORATE BONDS--continued
		Industrial Products & Equipment--3.8%
$4,845,000		Amphenol Corp., Sr. Sub. Note, 9.875%, 5/15/2007	$5,075,138
6,650,000		Cabot Safety Acquisition Corp., Sr. Sub. Note, 12.50%, 7/15/2005	6,683,250
3,545,000		Continental Global Group, Inc., Sr. Note, 11.00%, 4/1/2007	1,967,475
10,510,000		Euramax International PLC, Sr. Sub. Note, 11.25%, 10/1/2006	10,772,750
5,075,000		Hexcel Corp., Sr. Sub. Note, 9.75%, 1/15/2009	3,527,125
1,621,000		Hexcel Corp., Sub. Conv. Note, 7.00%, 8/1/2003	1,256,275
11,400,000		MMI Products, Inc., Sr. Sub. Note, 11.25%, 4/15/2007	11,257,500
10,650,000		Neenah Corp., Sr. Sub. Note (Series B), 11.125%, 5/1/2007	4,313,250
3,000,000		Neenah Corp., Sr. Sub. Note (Series F), 11.125%, 5/1/2007	1,215,000
6,075,000		Unifrax Investment Corp., Sr. Note, 10.50%, 11/1/2003	6,105,375
9,225,000		WESCO Distribution, Inc., Sr. Sub. Note, 9.125%, 6/1/2008	7,979,625

		TOTAL	60,152,763

		Leisure & Entertainment--2.4%
5,650,000	[2,3]	AMF Bowling Worldwide, Inc., Sr. Sub. Note, 13.00%, 9/1/2008	5,847,750
3,650,000	[2,3]	Intrawest Corp., Sr. Note, 10.50%, 2/1/2010	3,741,250
13,175,000	[4]	Premier Parks, Inc., Sr. Disc. Note, 0/10.00%, 4/1/2008	10,869,375
13,150,000		Premier Parks, Inc., Sr. Note, 9.75%, 6/15/2007	11,473,375
6,275,000		Regal Cinemas, Inc., Sr. Sub. Note, 9.375%, 2/1/2012	6,463,250

		TOTAL	38,395,000

		Machinery & Equipment--2.7%
9,250,000		AGCO Corp., Sr. Note, 9.50%, 5/1/2008	9,758,750
5,425,000		Briggs & Stratton Corp., Company Guarantee, 8.875%, 3/15/2011	5,804,750
8,375,000	[1,2]	Clark Material Handling Corp., Company Guarantee, 10.75%, 11/15/2006	838
7,625,000		Columbus McKinnon Corp., Sr. Sub. Note, 8.50%, 4/1/2008	6,443,125
6,350,000	[1,2]	Simonds Industries, Inc., Sr. Sub. Note, 10.25%, 7/1/2008	1,944,688
2,100,000		United Rentals, Inc., Company Guarantee, 9.25%, 1/15/2009	1,806,000
6,825,000		United Rentals, Inc., Company Guarantee (Series B), 9.00%, 4/1/2009	5,767,125
11,350,000		United Rentals, Inc., Sr. Note, 10.75%, 4/15/2008	11,293,250

		TOTAL	42,818,526

		Metals & Mining--0.0%
1,250,000		Murrin Murrin Holdings Property Ltd., Sr. Secd. Note, 9.375%, 8/31/2007	306,250

		Oil & Gas--3.6%
750,000		AmeriGas Partners LP, Sr. Note, 8.875%, 5/20/2011	783,750
4,200,000		BRL Universal Equipment, Sr. Secd. Note, 8.875%, 2/15/2008	4,347,000
3,825,000	[2,3]	Compton Petroleum Corp., Sr. Note, 9.90%, 5/15/2009	4,056,719
10,250,000		Continental Resources, Inc., Sr. Sub. Note, 10.25%, 8/1/2008	8,968,750
7,400,000		Dresser, Inc., Sr. Sub. Note, 9.375%, 4/15/2011	7,289,000
Principal Amount			Value
		CORPORATE BONDS--continued
		Oil & Gas--continued
$650,000		Forest Oil Corp., Sr. Note, 8.00%, 6/15/2008	$676,000
2,975,000		Forest Oil Corp., Sr. Sub. Note, 10.50%, 1/15/2006	3,168,375
5,000,000		Lone Star Technologies, Inc., Sr. Secd. Note, 9.00%, 6/1/2011	4,475,000
3,275,000		Magnum Hunter Resources, Inc., Sr. Note, 9.60%, 3/15/2012	3,406,000
3,250,000		Petroleum Helicopters, Inc., Company Guarantee (Series B), 9.375%, 5/1/2009	3,323,125
7,150,000		Pogo Producing Co., Sr. Sub. Note, 10.375%, 2/15/2009	7,722,000
2,850,000		Swift Energy Co., Sr. Sub. Note, 9.375%, 5/1/2012	2,764,500
9,200,000		Tesoro Petroleum Corp., Sr. Sub. Note (Series B), 9.625%, 11/1/2008	5,290,000

		TOTAL	56,270,219

		Printing & Publishing--3.1%
7,075,000		Advanstar Communications, Sr. Sub. Note, 12.00%, 2/15/2011	4,704,875
3,475,000	[4]	Advanstar, Inc., Company Guarantee, 0/15.00%, 10/15/2011	1,190,188
6,675,000		American Media Operations, Inc., Sr. Sub. Note, 10.25%, 5/1/2009	6,942,000
1,150,000		Belo (A.H.) Corp., Sr. Unsub. Note, 8.00%, 11/1/2008	1,270,359
2,975,000		Block Communications, Inc., Company Guarantee, 9.25%, 4/15/2009	2,989,875
2,900,000		Hollinger International Publishing, Inc., Sr. Sub. Note, 9.25%, 3/15/2007	2,987,000
3,800,000		Primedia, Inc., Sr. Note, 7.625%, 4/1/2008	2,850,000
2,000,000		Primedia, Inc., Sr. Note, 8.875%, 5/15/2011	1,540,000
8,300,000	[2,3]	Vertis, Inc., Sr. Note, 10.875%, 6/15/2009	8,258,500
3,450,000	[2,3]	Von Hoffmann Corp., Sr. Note, 10.25%, 3/15/2009	3,294,750
12,375,000	[4]	Yell Finance BV, Sr. Disc. Note, 0/13.50%, 8/1/2011	7,734,375
4,950,000		Yell Finance BV, Sr. Note, 10.75%, 8/1/2011	5,011,875
1,140,000		Ziff Davis Media, Inc., Sr. Sub. Note, 12.00%, 8/12/2009	461,700

		TOTAL	49,235,497

		Retailers--1.9%
3,300,000		Advance Stores Co., Inc., Company Guarantee, 10.25%, 4/15/2008	3,506,250
6,150,000		Michaels Stores, Inc., Sr. Note, 9.25%, 7/1/2009	6,519,000
3,675,000		Mothers Work, Inc., Sr. Note, 11.25%, 8/1/2010	3,822,000
4,400,000		Penney (J.C.) Co., Inc., Note, 7.60%, 4/1/2007	4,251,500
8,333,000	[2,3]	Penney (J.C.) Co., Inc., Note, 9.00%, 8/1/2012	8,056,803
3,550,000	[2,3]	United Auto Group, Inc., Sr. Sub. Note, 9.625%, 3/15/2012	3,585,500

		TOTAL	29,741,053

		Services--0.5%
2,650,000		Coinmach Corp., Sr. Note, 9.00%, 2/1/2010	2,762,625
5,375,000		SITEL Corp., Sr. Sub. Note, 9.25%, 3/15/2006	5,025,625

		TOTAL	7,788,250

Principal Amount			Value
		CORPORATE BONDS--continued
		Steel--0.3%
$6,200,000	[1]	Republic Technologies International, Inc., Sr. Secd. Note 13.75%, 7/15/2009	$418,500
4,700,000		Ryerson Tull, Inc., Note, 9.125%, 7/15/2006	4,347,500

		TOTAL	4,766,000

		Surface Transportation--1.3%
7,175,000		Allied Holdings, Inc., Company Guarantee, 8.625%, 10/1/2007	5,345,375
6,975,000	[1,2]	AmeriTruck Distribution Corp., Sr. Sub. Note (Series B), 12.25%, 11/15/2005	0
4,400,000	[1,2]	Holt Group, Inc., Company Guarantee, 9.75%, 1/15/2006	154,000
5,400,000		Stena AB, Sr. Note, 8.75%, 6/15/2007	5,184,000
10,025,000		Stena AB, Sr. Note, 10.50%, 12/15/2005	10,375,875

		TOTAL	21,059,250

		Telecommunications & Cellular--5.1%
10,400,000	[4]	AirGate PCS, Inc., Sr. Sub. Note, 0/13.50%, 10/1/2009	1,092,000
18,300,000	[4]	Alamosa PCS Holdings, Inc., Company Guarantee, 0/12.875%, 2/15/2010	1,372,500
750,000		AT&T Wireless Services, Inc., Note, 8.125%, 5/1/2012	571,875
6,750,000		AT&T Wireless Services, Inc., Sr. Note, 7.875%, 3/1/2011	5,180,625
1,500,000	[1]	Global Crossing Holdings Ltd., Sr. Note, 9.125%, 11/15/2006	31,875
14,200,000	[1]	Global Crossing Holdings Ltd., Company Guarantee, 9.50%, 11/15/2009	301,750
6,125,000		Horizon PCS, Inc., Sr. Note, 13.75%, 6/15/2011	1,255,625
12,150,000		Millicom International Cellular SA, Sr. Disc. Note, 13.50%, 6/1/2006	3,462,750
36,300,000	[4]	NEXTEL Communications, Inc., Sr. Disc. Note, 0/9.95%, 2/15/2008	27,769,500
13,950,000	[4]	NEXTEL Communications, Inc., Sr. Disc. Note, 0/10.65%, 9/15/2007	11,857,500
5,575,000		NEXTEL Communications, Inc., Sr. Note, 9.375%, 11/15/2009	4,376,375
4,355,000	[4]	NEXTEL Partners, Inc., Sr. Disc. Note, 0/14.00%, 2/1/2009	2,329,925
1,900,000		NEXTEL Partners, Inc., Sr. Note, 12.50%, 11/15/2009	1,396,500
7,550,000		Rogers Cantel Mobile, Inc., Sr. Sub. Note, 8.80%, 10/1/2007	3,888,250
3,867,000	[4]	Tritel PCS, Inc., Sr. Sub. Note, 0/12.75%, 5/15/2009	3,257,948
6,425,000	[4]	Triton PCS, Inc., Sr. Disc. Note, 0/11.00%, 5/1/2008	4,272,625
9,611,000	[4]	VoiceStream Wireless Corp., Sr. Disc. Note, 0/11.875%, 11/15/2009	7,520,608

		TOTAL	79,938,231

		Utilities--3.2%
6,425,000		CMS Energy Corp., Sr. Note, 7.50%, 1/15/2009	4,786,625
7,600,000		CMS Energy Corp., Sr. Note, 8.50%, 4/15/2011	5,738,000
7,150,000		CMS Energy Corp., Sr. Note, 8.90%, 7/15/2008	5,612,750
7,381,553		Caithness Coso Funding Corp., Sr. Secd. Note, 9.05%, 12/15/2009	7,123,199
12,275,000		Calpine Canada Energy Finance Corp., Company Guarantee, 8.50%, 5/1/2008	5,155,500
Principal Amount or Shares			Value
		CORPORATE BONDS--continued
		Utilities--continued
$30,500,000		Calpine Corp., Sr. Note, 8.50%, 2/15/2011	$12,505,000
750,000		El Paso Electric Co., 1st Mtg. Note, 9.40%, 5/1/2011	778,305
525,000		Transcontinental Gas Pipe Corp., Note, 7.00%, 8/15/2011	475,125
3,600,000		Williams Cos., Inc. (The), Note, 6.50%, 8/1/2006	2,466,000
5,425,000		Williams Cos., Inc. (The), Note, 7.625%, 7/15/2019	3,065,125
3,575,000		Williams Cos., Inc. (The), Note, 7.875%, 9/1/2021	2,019,875

		TOTAL	49,725,504

		TOTAL CORPORATE BONDS (IDENTIFIED COST $1,803,938,537)	1,488,713,818

		COMMON STOCKS--0.2%
3,475	[1]	Advanstar, Inc., Warrants	35
16,831	[1]	AMF Bowling Worldwide, Inc.	458,645
39,605	[1]	AMF Bowling Worldwide, Inc., Class A Warrants	420,011
38,694	[1]	AMF Bowling Worldwide, Inc., Class B Warrants	302,974
316,248	[1]	Call-Net Enterprises, Inc., Class B	107,524
723,761	[1]	Horizon Natural Resources Co.	542,821
6,825	[1]	Jostens, Inc., Warrants	199,631
85,285	[1]	Loral Space & Communications Ltd., Warrants	8,529
190,287	[1]	McLeodUSA, Inc., Warrants	7,611
7,500	[1]	Medianews Group, Inc.	694,688
1,750	[1,2,3]	Motels of America, Inc.	0
4,800	[1]	Pliant Corp., Warrants	6
6,200	[1]	Republic Technologies International, Inc., Warrants	62
237,797	[1]	Royal Oak Mines, Inc.	3,091
107,000	[1]	Russell Stanley Holdings, Inc.	32,100
46	[1]	Sullivan Holdings Inc., Class C	0
14,150	[1]	UIH Australia/Pacific, Warrants	142
27,180	[1]	Viatel Holding (Bermuda) Ltd.	13,862
6,750	[1]	XM Satellite Radio, Inc., Warrants	16,875
66,000	[1]	Ziff Davis Media, Inc., Warrants	33,660

		TOTAL COMMON STOCKS (IDENTIFIED COST $55,946,606)	2,842,267

Shares			Value
		PREFERRED STOCKS--1.5%
		Banking--0.2%
120,000		California Federal Preferred Capital Corp., REIT Perpetual Pfd. Stock (Series A), $2.28	$3,168,756

		Broadcast Radio & TV--0.9%
138,025		Sinclair Capital, Cumulative Pfd., $11.63	14,561,638

		Health Care--0.0%
26,964		River Holding Corp., Sr. Exchangeable PIK	141,561

		Printing & Publishing--0.4%
13,675		Primedia, Inc., Cumulative Pfd. (Series D), $10.00	495,719
72,500		Primedia, Inc., Exchangeable Pfd. (Series F), $9.20	2,483,125
76,525		Primedia, Inc., Exchangeable Pfd. (Series H), $8.62	2,467,931
360		Ziff Davis Media, Inc., PIK Pfd. (Series F)	184

		TOTAL	5,446,959

		Telecommunications & Cellular--0.0%
85,872		McLeodUSA, Inc., Conv. Pfd. (Series A), $0.44	128,808

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $53,865,055)	23,447,722

		MUTUAL FUND--1.4%
21,813,802		Federated Prime Value Obligations Fund (IS Shares) (at net asset value)	21,813,802

		TOTAL INVESTMENTS (IDENTIFIED COST $1,935,564,000)[5]	$1,536,817,609

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At September 30, 2002, these securities amounted to $164,004,553 which represents 10.4% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $160,728,854 which represents 10.2% of net assets.

3 Denotes a restricted security that has been deemed liquid by criteria approved by the Fund's Board of Directors.

4 Denotes a zero coupon bond with effective rate at time of purchase.

5 The cost of investments for federal tax purposes amounts to $1,935,564,000. The net unrealized depreciation of investments on a federal tax basis amounts to $398,746,391 which is comprised of $38,315,420 appreciation and $437,161,811 depreciation at September 30, 2002.

Note: The categories of investments are shown as a percentage of net assets ($1,576,217,499) at September 30, 2002.

The following acronyms are used throughout this portfolio:

PIK	--Payment in Kind
REIT	--Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

September 30, 2002 (unaudited)

Assets:
Total investments in securities, at value (identified cost $1,935,564,000)		$1,536,817,609
Cash		87,941
Income receivable		41,508,345
Receivable for shares sold		5,304,157

TOTAL ASSETS		1,583,718,052

Liabilities:
Payable for investments purchased	$3,795,196
Payable for shares redeemed	2,651,110
Payable for transfer and dividend disbursing agent fee and expenses	89,590
Payable for distribution service fee	608,715
Accrued expenses	355,942

TOTAL LIABILITIES		7,500,553

Net assets for 227,739,774 shares outstanding		$1,576,217,499

Net Assets Consist of:
Paid in capital		$2,569,415,585
Net unrealized depreciation of investments		(398,746,391)
Accumulated net realized loss on investments		(589,567,003)
Distributions in excess of net investment income		(4,884,692)

TOTAL NET ASSETS		$1,576,217,499

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($615,683,948 ÷ 88,908,418 shares outstanding)		$6.92

Offering price per share (100/95.50 of $6.92)[1]		$7.25

Redemption proceeds per share		$6.92

Class B Shares:
Net asset value per share ($791,114,401 ÷ 114,348,386 shares outstanding)		$6.92

Offering price per share		$6.92

Redemption proceeds per share (94.50/100 of $6.92)[1]		$6.54

Class C Shares:
Net asset value per share ($169,419,150 ÷ 24,482,970 shares outstanding)		$6.92

Offering price per share		$6.92

Redemption proceeds per share (99.00/100 of $6.92)[1]		$6.85

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended September 30, 2002 (unaudited)

Investment Income:
Dividends		$2,165,518
Interest		88,680,417

TOTAL INCOME		90,845,935

Expenses:
Investment adviser fee	$6,357,231
Administrative personnel and services fee	637,418
Custodian fees	38,090
Transfer and dividend disbursing agent fees and expenses	936,231
Directors'/Trustees' fees	9,901
Auditing fees	9,767
Legal fees	14,635
Portfolio accounting fees	98,887
Distribution services fee--Class B Shares	3,248,548
Distribution services fee--Class C Shares	686,053
Shareholder services fee--Class A Shares	807,543
Shareholder services fee--Class B Shares	1,082,849
Shareholder services fee--Class C Shares	228,684
Share registration costs	60,662
Printing and postage	80,068
Insurance premiums	1,426
Taxes	57,106
Miscellaneous	4,817

TOTAL EXPENSES	14,359,916

Waiver and Reimbursement:
Waiver of investment adviser fee	(18,378)
Reimbursement of investment adviser fee	(1,544)

TOTAL WAIVER AND REIMBURSEMENT	(19,922)

Net expenses		14,339,994

Net investment income		76,505,941

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments		(188,502,733)
Net change in unrealized depreciation of investments		10,172,937

Net realized and unrealized loss on investments		(178,329,796)

Change in net assets resulting from operations		$(101,823,855)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 9/30/2002	Year Ended 3/31/2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$76,505,941	$173,911,074
Net realized loss on investments	(188,502,733)	(284,590,137)
Net change in unrealized depreciation of investments	10,172,937	81,208,136

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(101,823,855)	(29,470,927)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(29,613,257)	(68,657,744)
Class B Shares	(36,440,020)	(91,400,439)
Class C Shares	(7,687,362)	(18,315,895)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(73,740,639)	(178,374,078)

Share Transactions:
Proceeds from sale of shares	331,245,840	716,881,462
Net asset value of shares issued to shareholders in payment of distributions declared	39,104,220	98,883,167
Cost of shares redeemed	(398,714,395)	(670,507,373)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(28,364,335)	145,257,256

Change in net assets	(203,928,829)	(62,587,749)

Net Assets:
Beginning of period	1,780,146,328	1,842,734,077

End of period (Including distributions in excess of net investment income of $4,884,692 and $7,649,994, respectively)	$1,576,217,499	$1,780,146,328

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2002	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$ 7.68	$ 8.64	$ 9.82	$11.30	$12.10	$11.31
Income From Investment Operations:
Net investment income	0.35	0.83 [2]	0.96	0.99	1.01	1.00
Net realized and unrealized gain (loss) on investments	(0.77)	(0.94)[2]	(1.15)	(1.48)	(0.81)	0.79

TOTAL FROM INVESTMENT OPERATIONS	(0.42)	(0.11)	(0.19)	(0.49)	0.20	1.79

Less Distributions:
Distribution from net investment income	(0.34)	(0.85)	(0.99)	(0.99)	(1.00)	(1.00)

Net Asset Value, End of Period	$ 6.92	$ 7.68	$ 8.64	$ 9.82	$11.30	$12.10

Total Return[3]	(5.67)%	(1.17)%	(2.19)%	(4.65)%	1.94%	16.48%

Ratios to Average Net Assets:

Expenses	1.23%[4]	1.23%	1.24%	1.23%	1.19%	1.21%

Net investment income	9.49%[4]	10.37%[2]	10.33%	9.35%	8.79%	8.46%

Expense waiver/reimbursement[5]	0.00%[4,6]	0.00%[6]	0.00%[6]	--	--	0.01%

Supplemental Data:

Net assets, end of period (000 omitted)	$615,684	$678,052	$666,546	$722,375	$829,982	$748,294

Portfolio turnover	24%	40%	24%	26%	28%	58%

1 Beginning with the year ended March 31, 2000, the Fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 Effective April 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended March 31, 2002 was an increase to the net investment income per share by $0.01, a decrease to the net realized gain/loss per share by $0.01, and an increase to the ratio of net investment income to average net assets from 10.22% to 10.37%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

6 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2002	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$ 7.68	$ 8.63	$ 9.81	$11.29	$12.09	$11.31
Income From Investment Operations:
Net investment income	0.32	0.75 [2]	0.89	0.91	0.92	0.91
Net realized and unrealized gain (loss) on investments	(0.77)	(0.91)[2]	(1.15)	(1.48)	(0.80)	0.78

TOTAL FROM INVESTMENT OPERATIONS	(0.45)	(0.16)	(0.26)	(0.57)	0.12	1.69

Less Distributions:
Distribution from net investment income	(0.31)	(0.79)	(0.92)	(0.91)	(0.92)	(0.91)

Net Asset Value, End of Period	$ 6.92	$ 7.68	$ 8.63	$ 9.81	$11.29	$12.09

Total Return[3]	(6.02)%	(1.79)%	(2.93)%	(5.37)%	1.18%	15.52%

Ratios to Average Net Assets:

Expenses	1.98%[4]	1.98%	1.99%	1.98%	1.94%	1.97%

Net investment income	8.74%[4]	9.64%[2]	9.58%	8.60%	8.05%	7.76%

Expense waiver/reimbursement[5]	0.00%[4,6]	0.00%[6]	0.00%[6]	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$791,114	$912,370	$977,317	$1,091,630	$1,239,882	$980,125

Portfolio turnover	24%	40%	24%	26%	28%	58%

1 Beginning with the year ended March 31, 2000, the Fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 Effective April 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended March 31, 2002 was an increase to the net investment income per share by $0.02, a decrease to the net realized gain/loss per share by $0.02, and an increase to the ratio of net investment income to average net assets from 9.48% to 9.64%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

6 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2002	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$ 7.68	$ 8.63	$ 9.81	$11.30	$12.09	$11.31
Income From Investment Operations:
Net investment income	0.32	0.75 [2]	0.89	0.92	0.92	0.91
Net realized and unrealized gain (loss) on investments	(0.77)	(0.91)[2]	(1.15)	(1.50)	(0.79)	0.78

TOTAL FROM INVESTMENT OPERATIONS	(0.45)	(0.16)	(0.26)	(0.58)	0.13	1.69

Less Distributions:
Distribution from net investment income	(0.31)	(0.79)	(0.92)	(0.91)	(0.92)	(0.91)

Net Asset Value, End of Period	$ 6.92	$ 7.68	$ 8.63	$ 9.81	$11.30	$12.09

Total Return[3]	(6.02)%	(1.79)%	(2.93)%	(5.46)%	1.26%	15.51%

Ratios to Average Net Assets:

Expenses	1.98%[4]	1.98%	1.99%	1.98%	1.94%	1.97%

Net investment income	8.74%[4]	9.63%[2]	9.58%	8.61%	8.05%	7.74%

Expense waiver/reimbursement[5]	0.00%[4,6]	0.00%[6]	0.00%[6]	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$169,419	$189,724	$198,871	$218,667	$230,640	$190,480

Portfolio turnover	24%	40%	24%	26%	28%	58%

1 Beginning with the year ended March 31, 2000, the Fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 Effective April 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended March 31, 2002 was an increase to the net investment income per share by $0.01, a decrease to the net realized gain/loss per share by $0.01, and an increase to the ratio of net investment income to average net assets from 9.48% to 9.63%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

6 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

September 30, 2002 (unaudited)

ORGANIZATION

Federated High Income Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to seek high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Investments in other open-end regulated investment companies are valued at net asset value. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Effective April 1, 2001, the Fund has adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in adjustments to the financial statements as follows:

	As of 4/1/2001		For the Year Ended 3/31/2002
	Cost of Investments	Undistributed Net Investment Income	Net Investment Income	Net Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)
Increase (Decrease)	$1,489,330	$1,489,330	$2,706,403	$(2,364,306)	$(342,097)

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At March 31, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $308,274,329 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 7,781,576

2009	$ 54,885,122

2010	$245,607,631

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Directors.

Additional information on each restricted security held at September 30, 2002 is as follows:

Security	Acquisition Date	Acquisition Cost
AmeriTruck Distribution Corp., Sr. Sub. Note	11/10/1995 - 10/22/1997	$7,036,028

Clark Material Handling Corp., Company Guarantee	11/22/1996 - 3/20/1997	8,651,625

Condor Systems, Inc., Sr. Sub. Note	4/8/1999 - 4/12/1999	2,199,750

Dyersburg Corp., Company Guarantee	8/20/1997 - 10/20/1997	6,098,813

Glenoit Corp., Sr. Sub. Note	3/26/1997 - 8/19/1997	7,280,944

Holt Group, Inc., Company Guarantee	1/14/1998 - 2/9/1998	4,463,000

Simonds Industries, Inc., Sr. Sub. Note	6/15/2000 -- 9/25/2001	4,202,188

Sleepmaster LLC, Sr. Sub. Note	5/12/1999 -- 8/30/2000	3,036,688

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At September 30, 2002, par value shares ($0.01 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	4,000,000,000
Class B Shares	2,000,000,000
Class C Shares	4,000,000,000
TOTAL	10,000,000,000

Transactions in capital stock were as follows:

	Six Months Ended 9/30/2002		Year Ended 3/31/2002
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	28,143,409	$203,661,084	50,045,830	$394,338,787
Shares issued to shareholders in payment of distributions declared	2,482,082	18,151,436	5,529,007	43,822,519
Shares redeemed	(29,957,583)	(217,693,423)	(44,498,821)	(352,377,684)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	667,908	$4,119,097	11,076,016	$85,783,622

	Six Months Ended 9/30/2002		Year Ended 3/31/2002
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	13,985,452	$102,920,645	33,005,007	$261,714,122
Shares issued to shareholders in payment of distributions declared	2,321,234	16,975,178	5,572,582	44,195,444
Shares redeemed	(20,792,814)	(151,135,728)	(32,959,394)	(259,571,118)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(4,486,128)	$(31,239,905)	5,618,195	$46,338,448

	Six Months Ended 9/30/2002		Year Ended 3/31/2002
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	3,326,946	$24,664,111	7,699,924	$60,828,553
Shares issued to shareholders in payment of distributions declared	543,784	3,977,606	1,368,407	10,865,204
Shares redeemed	(4,093,473)	(29,885,244)	(7,396,865)	(58,558,571)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(222,743)	$(1,243,527)	1,671,466	$13,135,186

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(4,040,963)	$(28,364,335)	18,365,677	$145,257,256

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waiver any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended September 30, 2002, were as follows:

Purchases	$397,550,480

Sales	$436,180,764

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholde rs in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated High Income Bond Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 314195108
Cusip 314195207
Cusip 314195306

8110103 (11/02)